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A no-load mutual fund family of domestic funds

Prospectus
August 31, 2011

Omni Small-Cap Value                                                      BOSVX

www.bridgeway.com
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

This prospectus presents concise information about the Omni Small-Cap Value Fund that you should know before investing.  Please keep it for future reference.  Text in shaded “translation” boxes is intended to help you understand or interpret other information presented nearby.

Fund Summary

Investment Objective                                                                                     2
Fees and Expenses of the Fund                                                                    2
Principal Investment Strategies                                                                 3
Principal Risks                                                                                              3
Performance                                                                                                   4
Management of the Fund                                                                              4
Purchase and Sale of Fund Shares                                                             4
Tax Information                                                                                              4
Financial Intermediary Compensation                                                       5

Additional Fund Information                                                                                         5

Management of the Fund                                                                                               7

Shareholder Information                                                                                              10

Privacy Policy                                                                                                                 18

FUND SUMMARY:  Omni Small-Cap Value Fund

Investment Objective: The Omni Small-Cap Value Fund (the “Fund”) seeks to provide long-term total return on capital, primarily through capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (paid directly from your investment)
Sales Charge (Load) imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses1	0.50%
Total Annual Fund Operating Expenses	1.00%
Fee Waiver and/or Expense Reimbursement2	(0.40%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.60%
1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2
Bridgeway Capital Management, Inc. (“Adviser”), the investment adviser to the Fund, pursuant to its Management Agreement with Bridgeway Funds, Inc. (“Bridgeway Funds”), is contractually obligated to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.60%.  The expense limitation cannot be changed or eliminated without shareholder approval.  The Fund is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year                                3 years
$61                                       $192

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  No portfolio turnover rate is disclosed as the Fund did not commence operations until the date of this Prospectus.

Principal Investment Strategies:

Using a market capitalization weighted approach, the Fund invests in a broad and diverse group of small-cap stocks that the Adviser determines to be value stocks.  Value stocks are those the Adviser determines are priced cheaply relative to some financial measures of worth, such as the ratio of price to book, price to earnings, price to sales, or price to cash flow. Under normal circumstances, the Fund invests 80% of its net assets (plus borrowings for investment purposes) in equity or equity-related securities (“common stocks”) of small-cap companies at the time of purchase.  For purposes of the Fund’s investments, the Adviser considers small-cap stocks to be those of companies that have a market capitalization generally in the lowest 15% of total market capitalization or smaller than the 1000th largest U.S. company, whichever results in the higher market capitalization break. As of June 30, 2011, the stocks in this group had a market capitalization less than $4.1 billion. This dollar amount will change with market conditions.  The Fund primarily invests in small-cap stocks that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ.

The Adviser will not necessarily sell a stock if it “migrates” to a different category after purchase.  As a result, due to such “migration” or other market movements, the Fund may have less than 80% of its assets in small-cap stocks at any point in time.

Use of the term “omni” in the name refers to the fact that the Fund intends to invest in a broad and diverse group of small-cap value stocks that approximately reflect the risk and return of all small-cap value stocks as a whole.

The Fund may invest up to 15% of its total assets in foreign securities.  For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies: i) that are domiciled in a country other than the United States.; and (ii) that derive 50% or more of their total revenue from activities outside of the United States.

Principal Risks:

The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock-market or of the value of the individual securities held by the Fund, and shareholders could lose money.

Investing in small-cap stocks may involve greater volatility and risk than investing in large- or mid-cap stocks.

Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued by various value measures may actually be appropriately priced.  In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Investments in foreign securities can be more volatile than investments in U.S. securities.

Performance:

Performance information is not provided because the Fund did not begin operations until the date of this Prospectus.

Management of the Fund

Investment Adviser:  Bridgeway Capital Management, Inc.

Portfolio Manager(s):

The Fund is team managed by the Adviser’s investment management team.

Name	Title	Length of Service
John Montgomery	Investment management team leader	Since Fund inception
Rasool Shaik	Investment management team member	Since Fund inception
Christine Liang	Investment management team member	Since Fund inception

Purchase and Sale of Fund Shares

There is no minimum dollar amount required to invest in the Fund.  The Fund is generally available for investment only by institutional clients, clients of approved registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved by the Adviser.  In general, approved investors can buy or sell (redeem) shares of the Funds by mail, wire or telephone on any business day.

Tax Information

The Fund intends to make distributions that may be taxed to you as ordinary income, capital gains or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.  Withdrawals from such tax-deferred arrangements may be taxed at a later date.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for providing shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your broker/dealer or other intermediary or visit your financial intermediary’s website for more information.

ADDITIONAL FUND INFORMATION

Investment Objective:  The Fund seeks to provide long-term total return on capital, primarily through capital appreciation. The Fund’s investment objective may be changed by the Board of Directors of Bridgeway Funds, Inc. (“Board of Directors”) without shareholder approval.  The Fund will notify shareholders at least 60 days prior to any change in its investment objective.

Principal Investment Strategies:

Using a market capitalization weighted approach, the Fund invests in a broad and diverse group of small-cap stocks that the Adviser determines to be value stocks.  Value stocks are those the Adviser determines are priced cheaply relative to some financial measures of worth, such as the ratio of price to book, price to earnings, price to sales, or price to cash flow.  Under normal circumstances, the Fund invests 80% of its net assets (plus borrowings for investment purposes) in equity or equity-related securities (“common stocks”) of small-cap companies at the time of purchase.  For purposes of the Fund’s investments, the Adviser considers small-cap stocks to be those of companies that have a market capitalization generally in the lowest 15% of total market capitalization or smaller than the 1000th largest U.S. company, whichever results in the higher market capitalization break.  As of June 30, 2011, the stocks in this group had a market capitalization less than $4.1 billion.  This dollar amount will change with market conditions.  The Fund primarily invests in small-cap stocks that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ.

The Adviser will not necessarily sell a stock if it “migrates” to a different category after purchase.  As a result, due to such “migration” or other market movements, the Fund may have less than 80% of its assets in small-cap stocks at any point in time.

The Fund takes advantage of the belief that equity investing should be for the long run and tries to capture systematic or asset class sources of returns rather than trying to generate extra returns through stock picking.  This approach is sometimes referred to as “passive, asset-class investing”.  Use of the term “omni” in the name refers to the fact that the Fund intends to invest in a broad and diverse group of small-cap value stocks that approximately reflect the risk and return of all small-cap value stocks as a whole.

The Adviser uses a market capitalization approach to weight the securities in the Fund’s portfolio. This means that a security’s weight in the Fund’s portfolio at the time of purchase is roughly proportional to its market capitalization relative to the other securities in the portfolio.

The Fund may invest up to 15% of its total assets in foreign securities.  For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies: i) that are domiciled in a country other than the United States; and (ii) that derive 50% or more of their total revenue from activities outside of the United States.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

Who Should Invest: The Adviser believes that this Fund is more appropriate as a long-term investment (at least five years, but ideally ten years or more) for investors who want exposure to the asset class of small, value-oriented stocks, while incurring low costs. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

Principal Risks:

There is no guarantee that the Fund will meet its investment objective.  The following relates to the principal risks of investing in the Fund, as identified in the “Fund Summary” section of this Prospectus.  The Fund may invest in or use other types of investments or strategies not shown above that do not represent principal investment strategies or raise principal risks.  More information about these non-principal investments, strategies and risks is available in the Fund’s Statement of Additional Information (“SAI”).

Market Risk:  The Fund could lose value if the individual securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

▪	corporate earnings;

▪	production;

▪	management;

▪	sales; and

▪	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small-or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Small-Cap Company Risk: Investing in small-cap companies may involve greater risk than investing in large- or mid-cap companies due to less management experience, financial resources, product diversification and competitive strengths. Therefore, such securities may be more volatile and less liquid than large- and mid-cap companies.

Value Risk: Over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.  Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stock.  In addition, the Fund’s value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued by various value measures may actually be appropriately priced.  Based on historical data, such periods of underperformance may last three to five years or more.

Foreign Securities Risk: Investments in foreign securities can be more volatile than investments in U.S. securities. Foreign securities have additional risk, including exchange rate changes, political and economic upheaval, the relative lack of information about the companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

*           *           *           *           *           *

Temporary Investments:
The Fund generally will be fully invested in accordance with its objective and strategies.  However, the Fund may invest without limit in cash or money market cash equivalents pending investment of cash balances or in anticipation of possible redemptions.  The use of temporary investments therefore is not a principal strategy as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Commodity Exchange Act Exclusion
The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Selective Disclosure of Portfolio Holdings
A description of the Bridgeway Funds’ policies and procedures regarding the release of portfolio holdings information is available in the SAI.

MANAGEMENT OF THE FUND

The Board of Directors oversees the Fund’s management, decides on matters of general policy and reviews the activities of the Adviser.  Bridgeway Capital Management, Inc., 20 Greenway Plaza, Suite 450, Houston, Texas 77046, acts as the investment adviser to the Fund pursuant to a Management Agreement approved by the Board of Directors.  A discussion regarding the basis for the Board of Directors approving the Management Agreement for the Fund will be available in the Fund’s semi-annual report to shareholders for the inception to date period ending December 31, 2011.

The Adviser is responsible for the investment and reinvestment of the Fund’s assets and provides personnel and certain administrative services for the operation of the Fund’s daily business affairs.  The Adviser formulates and implements a continuous investment program for the Fund consistent with its investment objective, policies and restrictions.  The total annual advisory fees that can be paid to the Adviser for the Fund (as a percentage of the average daily net assets of the Fund) are 0.50%.

Who is the Investment Management Team?

The Investment Management Team firmly believes that equity investing should be for the long run.  For this Fund, the team focuses on trying to capture systematic sources of stock returns rather than trying to generate extra returns through stock picking or market timing while efficiently managing trading costs and portfolio turnover.  Through other Bridgeway Funds, the team has significant experience in this style of investing, sometimes referred to as “passive, asset-class investing”.

Collectively, the following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.  Roles and responsibilities rotate to build team depth and skills. The team includes:

John Montgomery is the investment management team leader for the Fund and has held that position since the Fund’s inception. John founded the Adviser in 1993. He holds a BA in Engineering and Philosophy from Swarthmore College and graduate degrees from MIT and Harvard Business School.

Rasool Shaik, CFA, is an investment management team member and began working for the Adviser in 2006 after earning an MBA with Honors from the University of Chicago Booth School of Business, which he attended from 2004 to 2006. His responsibilities include quantitative investment research and analysis, and portfolio construction for the Adviser. He holds a BS in Engineering from Indian Institute of Technology (IIT) Bombay, India and an MS in Engineering from Michigan Technological University, Houghton, Michigan. Prior to business school, from 1997 to 2004, Rasool developed software algorithms to manage complex supply chains.

Christine Liang, CFA, is an investment management team member and began working for the Adviser in 2008.  Her responsibilities include quantitative investment research and analysis and portfolio construction for the Adviser.  Christine holds an MS in Accounting from the University of Virginia and a BA in Sociology and Managerial Studies from Rice University. Christine is a Certified Public Accountant licensed in the state of Texas. Prior to joining the Adviser, Christine worked for a public accounting firm with a focus on energy trading and risk management from 2004 to 2008.

Additional Information About the Investment Management Team

The SAI provides additional information about the Investment Management Team members’ compensation, other accounts managed by them, and their ownership of shares of the Fund, if any.

Who is Bridgeway Capital Management, Inc.?

Bridgeway Capital Management, Inc., a Texas corporation, was incorporated in 1993.  Bridgeway offers competitively priced, expertly designed investment building blocks to selected institutions and advisors.  Statistically driven and grounded in academic theory, Bridgeway’s disciplined investment process reflects our passion for logic, data and evidence.  Putting investors’ interests first at all times is a hallmark of the firm’s unique culture and core business values of integrity, performance, cost efficiency and service.  Committed to community impact, Bridgeway donates 50% of its investment advisory fee profits to non-profit organizations.

Both the Fund and the Adviser are committed to a mission statement that places integrity above every other business value. Due to actual or perceived conflicts of interest, neither the Fund nor the Adviser:

▪	takes part in directed brokerage arrangements,
▪	participates in any soft dollar arrangements, or
▪	has a brokerage relationship with any affiliated organization.

Code of Ethics

Pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), Bridgeway Funds and the Adviser have adopted a Code of Ethics that applies to the personal trading activities of their staff members.

Fund managers are encouraged to invest in shares of the Fund and are not allowed to purchase shares of equity securities that the Fund might also potentially own. Other staff, Officers, and Directors of Bridgeway Funds and the Adviser are also encouraged to own shares of the Fund and may only trade shares of equity securities within stringent guidelines contained in the Code of Ethics.

Copies of the Code of Ethics adopted by the Bridgeway Funds and the Adviser may be obtained from the Bridgeway Funds website under Forms & Literature. Any shareholder or potential shareholder who feels that a policy, action, or investment of the Fund or the Adviser either does compromise or may compromise the highest standards of integrity is encouraged to contact Bridgeway Funds.

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What’s the Big Deal About the Code of Ethics?

The Adviser takes ethical issues very seriously. The Adviser seeks to minimize conflicts of interest (when possible) and may, in some cases, completely avoid them. The Adviser is willing to walk away from certain revenue generating activities to reduce conflicts of interest between Bridgeway Funds and the Adviser. The Adviser takes steps to more closely align the interests of the Adviser with those of the Fund’s shareholders.
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SHAREHOLDER INFORMATION

Net Asset Value (NAV)

The NAV per share of the Fund is the value of the Fund’s investments plus other assets, less its liabilities, divided by the number of Fund shares outstanding.  In determining the NAV, the Fund’s assets are valued primarily on the basis of market quotations. In cases of trading halts or in other circumstances when quotations are not readily available for a particular security, the fair value of the security will be determined based on procedures established by the Board of Directors.  Specifically, if a market value is not available for a security, the security will be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Because the Fund charges no sales loads, the price you pay for shares is the Fund’s NAV. The Fund is open for business every day the New York Stock Exchange (“NYSE”) is open. The Fund does not calculate NAV on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and any other day when the NYSE is closed. Every buy or sell order you place in the proper form will be processed at the next NAV calculated after your order has been received by the Fund or its agent. The NAV is calculated for the Fund at the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time. If the NYSE begins an after-hours trading session, the Board of Directors will set closing price procedures. Mutual fund marketplaces and members of the National Securities Clearing Corporation (“NSCC”) may have an earlier cut-off time for pricing a transaction. Foreign markets may be open on days when U.S. markets are closed; therefore, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. The NAV of the Fund, however, will only change when it is calculated at the NYSE daily close.

Rule 12b-1 and Shareholder Services Fees

Currently, there are no classes of Fund shares subject to this 12b-1 fee.  On October 15, 1996, Bridgeway Funds’ shareholders approved a 12b-1 Plan that permitted the Adviser to pay up to 0.25% of each Bridgeway Fund’s average daily assets for sales and distribution of its shares. In this plan, the Adviser agreed to pay directly all distribution costs associated with Class N shares, which is currently the only class of shares outstanding. This plan has been re-approved each year by the Board of Directors, including a majority of those Directors who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act.

On October 1, 2003, Bridgeway Funds’ shareholders approved modification of the 12b-1 Plan to permit selected Bridgeway Funds to add additional classes of shares with a maximum 0.25% 12b-1 fee. This fee is payable by shareholders who purchase shares through distribution channels that charge distribution and account servicing fees versus “no or low cost” alternatives.

Policy Regarding Excessive or Short-Term Trading of Fund Shares

The Board of Directors has adopted and implemented policies and procedures to detect, discourage and prevent short-term or frequent trading (often described as “market timing”) in the Fund.

The Fund is not designed for professional market timing organizations, individuals, or entities using programmed or frequent exchanges or trades. Frequent exchanges or trades may be disruptive to the management of the Fund and can raise its expenses. The Fund reserves the right to reject or restrict any specific purchase and exchange request with respect to market timers and reserves the right to determine, in their sole discretion, that an individual, group or entity is or has acted as a market timer.

Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, a Fund may consider the following activities to be excessive trading:
•	The sale or exchange of shares within a short period of time after the shares were purchased;
•	A series of transactions indicative of an excessive trading pattern or strategy; or
•	The Fund reasonably believes that you have engaged in such practices in connection with other Bridgeway Funds.

The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Short-term and excessive trading of Fund shares may present various risks to the Fund, including:

▪	potential dilution in the value of Fund shares,
▪	interference with the efficient management of the Fund’s portfolio, and
▪	increased brokerage and other transaction costs.

The Fund may invest in equities that have low liquidity and therefore may be more susceptible to these risks.

The Fund currently monitors trade activity to reduce the risk of market timing.

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the Fund by an investor is detected, the Adviser may prohibit that investor from future purchases in the Fund or limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Adviser may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries (see discussion below).

Market timing through financial intermediaries. Shareholders are subject to the Fund’s policy prohibiting frequent trading or market timing regardless of whether they invest directly with the Fund or indirectly through a financial intermediary such as a broker-dealer, a bank, an investment adviser or an administrator or trustee of a 401(k) retirement plan that maintains an omnibus account with the Fund for trading on behalf of its customers. To the extent required by applicable regulation, the Fund (or an agent of the Fund) enters into agreements with financial intermediaries under which the intermediaries agree to provide information about Fund share transactions effected through the financial intermediary. While the Fund (or an agent of the Fund) monitors accounts of financial intermediaries and will encourage financial intermediaries to apply the Fund’s policy prohibiting frequent trading or market timing to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity, enforce the Fund’s policy prohibiting frequent trading or enforce any applicable redemption fee with respect to customers of financial intermediaries. Certain financial intermediaries may be limited with respect to their monitoring systems and/or their ability to provide sufficient information from which to detect patterns of frequent trading potentially harmful to the Fund. For example, should it occur, the Fund may not be able to detect frequent trading or market timing that may be facilitated by financial intermediaries or it may be more difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. In certain circumstances, financial intermediaries such as 401(k) plan providers may not have the technical capability to apply the Fund’s policy prohibiting frequent trading to their customers. Reasonable efforts will be made to identify the financial intermediary customer engaging in frequent trading. Transactions placed through the same financial intermediary that violate the policy prohibiting frequent trading may be deemed part of a group for purposes of the Fund’s policy and may be rejected in whole or in part by the Fund. However, there can be no assurance that the Fund will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. Finally, it is important to note that shareholders who invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the Fund.

Revenue Sharing

The Adviser, from its own resources, may make payments to financial service agents as compensation for access to platforms or programs that facilitate the sale or distribution of mutual fund shares, and for related services provided in connection with such platforms and programs. These payments would be in addition to any other payments described in this Prospectus. The amount of the payment may be different for different agents. These additional payments may include amounts that are sometimes referred to as “revenue sharing” payments. These payments may create an incentive for the recipient to recommend or sell shares of the Fund to you. The Board of Directors will monitor these revenue sharing arrangements as well as the payment of management fees paid by the Fund to ensure that the levels of such management fees do not involve the indirect use of the Fund’s assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by the Adviser, and not from the Fund’s assets, the amount of any revenue sharing payments is determined by the Adviser.

Please contact your financial intermediary for details about additional payments it may receive and any potential conflicts of interest. Notwithstanding the payments described above, the Adviser is prohibited from considering a broker-dealer’s sale of Fund shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law. Also notwithstanding these arrangements, the Adviser routinely declines to participate in the most expensive “no-transaction fee” arrangements and is therefore excluded from participation in some of the highest profile “pay to play” distribution arrangements.

Purchasing Shares

Interested investors should contact the Fund at (800) 661-3550.  The Fund is generally available for investment only by institutional clients, clients of approved registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved by the Adviser.  In general, approved investors can buy or sell (redeem) shares of the Funds by mail, wire or telephone on any business day.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

From Fund Marketplaces

All investments are subject to approval by the Adviser.  Investors may purchase and redeem Fund shares through approved investment advisors with selected mutual fund marketplaces. Check with your marketplace for availability. Many Fund investors prefer investing with marketplaces for the range of investment alternatives and statement consolidation. Account minimums and other terms and conditions may apply. Check with each marketplace for a more complete list of fees that you may incur.

From Financial Service Organizations. You may purchase shares of the Fund through selected brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements are in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you).

Canceled or Failed Payments. The Fund accepts checks and ACH transfers at full value subject to collections. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange or redemption request due to nonpayment.

Rejection of Purchase Orders. The Fund reserves the right to refuse purchase orders for any reason. For example, the Fund may reject purchase orders for very small accounts (e.g., accounts comprised of only one share of the Fund) as well as for reasons that the Adviser feels will adversely affect its ability to manage the Fund effectively.

REDEEMING SHARES

Selling Shares.  If working with a fund marketplace or financial service organization, please contact that organization directly for procedures.  Other investors should contact the Fund at (800) 661-3550.  The Fund processes redemption orders promptly, and you will generally receive redemption proceeds within a week. Delays of up to 7 days may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If the Fund has not collected payment for the shares you are selling, however, they may delay sending redemption proceeds for up to 15 calendar days.

Redemption of Very Small Accounts. In order to reduce Fund expenses, the Board of Directors is authorized to cause the redemption of all of the shares of any shareholder whose account has declined to a value of less than $1,000 as a result of a transfer or redemption. For accounts that are valued at less than $1,000, the Fund or its representative may give shareholders 60 days prior written notice in which to purchase sufficient shares to avoid such redemption.

Redemption of Very Large Accounts. While a shareholder may redeem at any time without notice, it is important for Fund operations that you call Bridgeway Funds at least a week before you redeem an amount of $250,000 or more, especially for the Fund. We must consider the interests of all Fund shareholders and reserve the right to delay delivery of your redemption proceeds—up to seven days—if the amount will disrupt the Fund’s operation or performance. If your redemptions total more than $250,000 or 1% of the net assets of the Fund within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind (i.e., in securities, rather than in cash). Redemptions in kind may, at the Adviser’s option and where requested by a shareholder, be made for redemptions less than $250,000. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

EXCHANGING SHARES

Exchange Privileges

If working with a fund marketplace or financial service organization, please contact that organization directly for procedures.  Other shareholders may sell Fund shares and buy shares of another Bridgeway Fund, also known as an exchange, by telephone or in writing, unless you declined telephone privileges on your account application. For a list of Bridgeway Funds available for exchange, please consult our website, www.bridgeway.com or call Bridgeway Funds at 800-661-3550. Exchange purchases are subject to the minimum and subsequent investment levels applicable to the Bridgeway Fund into which you wish to exchange and any applicable fund closing commitments. Because exchanges are treated as a sale and purchase, they may have tax consequences.

You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

MISCELLANEOUS INFORMATION

Retirement Accounts. The Fund offers IRA accounts including traditional and Roth IRAs. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

Tax-Sheltered Retirement Plans. Shares of the Fund may be purchased for various types of retirement plans, including Individual Retirement Plans (IRAs). For more complete information, contact Bridgeway Funds or the marketplaces previously described.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

Also, when your account is opened, if no activity occurs in the account within the time period specified by applicable state law, your property may be transferred to the appropriate state.

Householding. To reduce expenses, we may mail only one copy of the Fund’s Prospectus, each annual and semi-annual report, and other shareholder communications to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call us at 800-661-3550 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

Dividends, Distributions and Taxes

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, it generally will pay no federal income tax on the income and gains it distributes to you. The Fund pays dividends from net investment income and distributes realized capital gains annually, usually in December. The Fund may occasionally be required to make supplemental distributions at some other time during the year. All dividends and distributions in full and fractional shares of the Fund will generally be reinvested in additional shares on the day that the dividend or distribution is paid at the next determined NAV. A direct shareholder may submit a written request to pay the dividend and/or the capital gains distribution to the shareholder in cash. Shareholders at fund marketplaces should contact the marketplace about their rules.

The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution. At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund.  For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable.  For example, if you buy 500 shares in the Fund on December 15th at the Fund’s current NAV of $10 per share, and the Fund makes a capital gain distribution on December 16th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund’s market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares.  This is known as “buying a dividend.”

How Distributions Are Taxed. The tax information in this Prospectus is provided as general information. You should contact your tax adviser about the federal and state tax consequences of an investment in the Fund.

In general, if you are a taxable investor in a taxable account, Fund distributions are taxable to you as ordinary income, capital gains or some combination of both.  This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Distributions declared in December to shareholders of record in such month but paid in January are taxable as if they were paid in December. Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns.  The Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of a fund beginning before January 1, 2013, unless such provision is extended or made permanent, a portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

How Transactions Are Taxed. When you sell or redeem your Fund shares, you will generally realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Bridgeway Fund is the same as a redemption. Tax-advantaged retirement accounts will not be affected.

Taxes Withheld. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale or redemption of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds.

Other. Fund distributions and gains from the redemption or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, if any, and, with respect to taxable years of the Fund that begin before January 1, 2012 (unless such sunset date is extended or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

Tax Efficiency

The following discussion is not applicable to shareholders in tax-deferred accounts, such as IRAs.

An important aspect of fund ownership in a taxable account is the tax efficiency of the Fund. A fund may have great performance, but if a large percentage of that return is paid in taxes, the purpose of active management may be defeated. Tax efficiency is the ratio of after-tax total returns to before-tax total returns.

Closed Fund Status

The Adviser may recommend that the Fund be closed to new investments from time to time to better control asset flows and levels.

PRIVACY POLICY

As the investment adviser for Bridgeway Funds, Inc. (the “Funds”), Bridgeway Capital Management, Inc. (the “Adviser”) invests the assets of the Funds and manages their day-to-day business.  On behalf of the Funds and the Adviser (collectively, “Bridgeway”), we make the following assurance of your privacy.

Bridgeway's Commitment to You. We work hard to respect the privacy of your personal and financial data.

Not Using Your Personal Data for our Financial Gain. Bridgeway has never sold shareholder information to any other party, nor have we disclosed such data to any other organization, except as permitted by law.  We have no plans to do so in the future.  We will notify you prior to making any change in this policy.  As a Fund shareholder, you compensate the Adviser through a management and administrative fee; this is how we earn our money for managing yours.  We go to some extraordinary lengths to minimize conflicts of interest between the Adviser and the Funds.  Our policy of not selling your data is an extension of this practice.

How We Do Use Your Personal and Financial Data. We use your information primarily to complete your investment transactions.  We may also use it to communicate with you about other financial products that we offer.

The Information We Collect About You. You typically provide personal information when you complete a Bridgeway account application or when you request a transaction that involves Bridgeway, either directly or through a fund supermarket.  This information may include your:
•	Name, address and phone numbers
•	Social security or taxpayer identification number
•	Birth date and beneficiary information (for IRA applications)
•	Basic trust document information (for trusts only)
•	Account balance
•	Investment activity

How We Protect Your Personal Information. As emphasized above, we do not sell information about current or former shareholders or their accounts to third parties.  We occasionally share such information to the extent permitted by law to complete transactions at your request, or to make you aware of related financial products that we offer.  Here are the details:
•
To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals, or groups that are not affiliated with Bridgeway. For example, if you ask to transfer assets from another financial institution to Bridgeway, we will need to provide certain information about you to that company to complete the transaction.

•
In certain instances, we may contract with non-affiliated companies to perform services for us, such as processing orders for share purchases and redemptions and distribution of shareholder letters.  Where necessary, we will disclose information about you to these third parties.  In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities (in the case of shareholder letters, only your name and address) and only for that purpose.  We require these third parties to treat your private information with the same high degree of confidentiality that we do.

•
Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example, to protect your account from fraud).

How We Safeguard Your Personal Information. We restrict access to your information to those Bridgeway staff members who need to know the information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards to protect your personal information.

Fund Marketplaces or Other Brokerage Firms. Most shareholders purchase their shares through fund marketplaces.  Please contact those firms for their own policies with respect to privacy issues.

What You Can Do. For your protection, we recommend that you do not provide your account information, user name, or password to anyone except a Bridgeway representative as appropriate for a transaction or to set up an account.  If you become aware of any suspicious activity relating to your account, please contact us immediately.

We'll Keep You Informed. As required by federal law, we will notify shareholders of our privacy policy annually.  We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly.  You can access our privacy policy from our website.

For More Information

The Fund’s Statement of Additional Information contains more detail about policies and practices of the Fund and the Adviser, Bridgeway Capital Management, Inc. It is “the fine print,” and is incorporated here by reference and is legally part of the Prospectus.

Shareholder Reports, such as the Fund’s annual and semi-annual reports, provide details of our performance vs. performance benchmarks, our top ten holdings, a detailed list of holdings twice annually, and more about the Adviser’s investment strategy. The first few sentences tell you how the Fund performed in the most recent period and the Portfolio Manager’s assessment of it.

Other documents, for example the Code of Ethics, are also available.

To contact Bridgeway Funds for a free electronic or printed copy of these documents or for your questions:

	Consult our website: www.bridgeway.com
	E-mail us at: funds@bridgeway.com
	Write to us: Bridgeway Funds, Inc.
c/o BNY Mellon Investment Servicing (U.S.), Inc.
P.O. Box 9860
Providence, RI  02940-8060
Call us at: 800-661-3550

Information provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund is also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.
Bridgeway Funds’ Investment Company Act file number is 811-08200.

BRIDGEWAY FUNDS, INC. c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9860 Providence, RI 02940-8060 800-661-3550	INDEPENDENT ACCOUNTANTS BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103

DISTRIBUTOR Foreside Fund Services, LLC 3 Canal Plaza, Suite 100 Portland, ME 04101	LEGAL COUNSEL Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103